FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated September 6, 2017

to

Prospectus dated April 28, 2017; and

Statement of Additional Information dated April 28, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated April 28, 2017, of GAMCO Global Series Funds, Inc. (the “Corporation”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Revised Fee and Expense Waiver For Class AAA Shares of The Gabelli International Small Cap Fund

Effective September 5, 2017, Gabelli Funds, LLC, the Adviser, has agreed to amend its contractual agreement with respect to Class AAA Shares of The Gabelli International Small Cap Fund (the “Fund”) and to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% for Class AAA shares of the Fund. This arrangement is in effect through April 30, 2018.

Under these same arrangements, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class AAA shares after giving effect to the repayments.

There are no changes to the terms of the contractual agreement with respect to the Fund’s Class A, C, I, or T shares or share classes of other funds in the Corporation.

The Fund’s waiver/reimbursement arrangements are in effect through April 30, 2018, and may be terminated only by the Board of Directors of the Corporation before such time.

Revised Fees and Expenses Table

To reflect the changes in the contractual fee and expense waivers, the section “Fees and Expenses” in the Corporation’s Prospectus as it relates to the Fund is modified as follows:

The Gabelli International Small Cap Fund (the “International Small Cap Fund”)

Fees and Expenses of the International Small Cap Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Small Cap Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli/GAMCO family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 37 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares	Class T Shares(1)
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%
Other Expenses	1.55%	1.55%	1.55%	1.55%	1.55%

Total Annual Fund Operating Expenses(2)	2.80%	2.80%	3.55%	2.55%	2.80%
Fee Waiver and/or Expense Reimbursement(2)	(1.80)%	(0.79)%	(0.79)%	(1.55)%	(0.79)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	2.01%	2.76%	1.00%	2.01%

(1)	Class T shares are not currently offered for sale.
(2)

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the International Small Cap Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%, 2.00%, 2.75%, 1.00%, and 2.00% for Class AAA, Class A, Class C, Class I, and Class T shares, respectively. Under this same arrangement, the International Small Cap Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the International Small Cap Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00%, 2.00%, 2.75%, 1.00% and 2.00%for Class AAA, Class A, Class C, Class I, and Class T shares, respectively, after giving effect to the repayments. This arrangement is in effect through April 30, 2018 and may be terminated only by the

Board of Directors of the Corporation before such time. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$102	$697	$1,319	$2,997
Class A Shares	$767	$1,323	$1,903	$3,469
Class C Shares	$379	$1,016	$1,774	$3,767
Class I Shares	$102	$645	$1,216	$2,769
Class T Shares	$449	$1,024	$1,624	$3,244

You would pay the following expenses if you did not redeem your shares of the International Small Cap Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$102	$697	$1,319	$2,997
Class A Shares	$767	$1,323	$1,903	$3,469
Class C Shares	$279	$1,016	$1,774	$3,767
Class I Shares	$102	$645	$1,216	$2,769
Class T Shares	$449	$1,024	$1,624	$3,244

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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